Supplement dated September 15, 2023 to the Initial Summary Prospectus, Updating Summary Prospectus, and Statutory
Prospectus dated May 1, 2023 for the

Pacific Choice Variable Annuity, Pacific Portfolios, Pacific Portfolios for Chase, Pacific Choice 2, Pacific Innovations Select,
Pacific Journey Select (issued before October 1, 2013), Pacific Journey Select (issued on or after October 1, 2023), Pacific
Navigator, Pacific Odyssey (issued before October 1, 2013), Pacific One Select, Pacific Value Edge, Pacific Value, Pacific Value
Select (issued before October 1, 2013), Pacific Value Select (issued on or after October 1, 2023), and Pacific Voyages variable annuity contracts issued by Pacific Life & Annuity Company

The purpose of this supplement is to announce certain changes.  This supplement must be preceded or accompanied by the Initial Summary Prospectus, Updating Summary Prospectus, or Statutory Prospectus (collectively, the "Prospectus") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 748-6907, or online at PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective September 29, 2023, in the Initial Summary Prospectus, Updating Summary Prospectus, and Statutory Prospectus, the following rider is no longer available for purchase:

CoreIncome Advantage Select (Single and Joint)

If you have already purchased the CoreIncome Advantage Select (Single or Joint) prior to September 29, 2023, the rider continues to remain effective subject to the terms of your contract and prospectus.

Form No. NYSUP0923